Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300 www.LazardNet.com	LAZARD ASSET MANAGEMENT
Lazard Global Total Return & Income Fund, Inc. Third Quarter Report S E P T E M B E R 3 0, 2 0 0 6
This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholder,

We are pleased to present the Third Quarter Report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended September 30, 2006. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has been in operation for nearly two and a half years, and we are very pleased with LGI’s performance thus far in 2006, and since the Fund’s inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2006)

For the third quarter of 2006, the Fund’s Net Asset Value per share (“NAV”) performance increased 6.0%, comfortably outperforming the Morgan Stanley Capital International (MSCI®) World® Index, which returned 4.5% . Similarly, the year-to-date and one year NAV returns of 14.7% and 17.0% respectively, are well ahead of the benchmark returns of 10.8% and 14.2%, respectively. Since inception, the Fund’s annualized NAV return of 14.6%, compares favorably to the benchmark’s return of 13.1% . Shares of LGI ended the third quarter of 2006 with a market price of $21.13, representing an 8.7% discount to the Fund’s NAV of $23.14. The Fund’s net assets were $222.3 million as of September 30, 2006, with total leveraged assets of $311.0 million, representing 28.5% leverage.

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable NAV performance this year and since inception. Third quarter performance was affected primarily by stock selection in financials. In addition, returns for the smaller, short-duration1 currency and debt portion of the Fund were up moderately over the third quarter, and have been a positive contributor to performance in 2006 and since inception.

As of September 30, 2006, 66.0% of the Fund’s total leveraged assets consisted of global equities and 33.0% consisted of emerging markets currency and debt instruments, while the remaining 1.0% consisted of cash and other assets.

Declaration of Dividends

Pursuant to LGI’s managed distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock each month since inception. The first dividend was paid on July 23, 2004. However, in September 2006, the Fund distributed $0.1637 per share (57% higher than the usual declared monthly distribution), representing payment of the Fund’s 2005 spillback distribution (pursuant to Section 855 of the Internal Revenue Code). The payment was in lieu of the regular monthly dividend, and constituted long-term capital gains realized between November 1, 2005 and December 31, 2005. Inclusive of the September distribution, dividends paid by the Fund in the last 12 monthly periods represent an annualized market yield of 6.2% based on the share price of $21.13 at the close of NYSE trading on September 30, 2006.

Additional Information

Please note that available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio
(66.0% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global, research-based pharmaceutical company based in the United Kingdom; Bank of America, a holding company that provides banking and non-banking financial services and products in the U.S. and internationally; Nokia Corp., the Finnish manufacturer of mobile telephones, enhanced communicators, entertainment and gaming devices, and media and imaging telephones; and Total SA, the French-based energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 48.5% of these stocks were based in North America, 22.9% were from Continental Europe (not including the U.K.), 18.5% were from the U.K., and 10.1% were from Japan. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, were financials (31.2%), which includes banks, insurance companies, and financial services companies, and information technology (19.8%), a sector that encompasses industries involved in the design, development, installation, and implementation of information systems and applications, including hardware, software, IT services, and media-related companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, and telecommunications services. The average dividend yield on the global equity portfolio was approximately 2.2% at September 30.

Global Equity Market Review

Markets posted solid gains during the third quarter of 2006, after a sharp decline in May and early June over concerns about accelerating inflation and fears that the Federal Reserve (“Fed”) would continue its course of tight monetary policy. The third quarter rebound was spurred by the Fed’s decision to again leave the benchmark Fed Funds rate unchanged, at 5.25% . It was the second consecutive “no-change” after 17 consecutive increases. The Fed cited moderating growth and a cooling housing market as factors contributing to its decision to leave rates unchanged. Investors also cheered the recent 20% retracement in energy prices, from record levels, as the geopolitical landscape in the world’s major oil-producing region improved, and supply concerns waned, boosting consumer confidence. Although the market did rise, overall, during the quarter, it wasn’t without a few pullbacks, as investors wavered on the outlook for inflation and Fed actions. Yet, in general, it appears that economic growth remains healthy, albeit slowing, as inflation seems to be contained, and lower energy costs and a slowing housing market should help keep inflation in check. From a sector perspective, defensive groups such as telecom services, health care, consumer staples, and utilities outperformed. Technology stocks also significantly outperformed, following an extended period of lagging the broad market. Financials also performed well, particularly the large financial stocks with exposure to capital markets, as they continue to benefit from robust activity in mergers and acquisitions, initial public offerings, and securities trading. Conversely, industrial and materials stocks lagged, as these more cyclical sectors were hurt by fears of slowing growth, particularly in housing, and a decline in commodity prices. Energy stocks also declined, as the price of oil made a considerable pullback from record levels in July. From a regional perspective, U.S. stocks outperformed modestly, helped by the strength in technology, while European markets continued their solid performance. Japanese stocks lagged materially, as recent economic reports have been weaker than expected, calling into question the sustainability of the long-awaited economic recovery. In addition, the election of a new prime minister created uncertainty about the future pace of economic reform.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LGI

The portfolio benefited from an overweight position and solid stock selection in the technology sector, after shares of Cisco, a large networking company, rose sharply. The company reported earnings that exceeded analysts’ expectations, due to broad-based strength across its business lines. Also within technology, shares of one of the portfolio’s largest positions, Microsoft, rallied after the company’s tender offer received fewer shares than had been anticipated, suggesting that investors may be ascribing a higher valuation to the company. Stock selection in energy also boosted returns, as more diversified holdings defended well in the weakness versus companies more leveraged to oil prices. Stock selection in financials hurt returns, as shares of Nomura Holdings, Inc. declined, based on concerns that earnings may be hurt by a slowing global and domestic economy. Part of our thesis for owning this Japanese bank is the beneficial leverage the banks will obtain from rising interest rates in Japan. However, the slower-than-expected rises in interest rates has lead to a fall in the share prices of banks in Japan.

Emerging Market Currency and Debt Portfolio
(33.0% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one-year) emerging market forward currency contracts and local currency debt instruments. As of September 30, this portfolio consisted primarily of forward currency contracts (85.1%), and a smaller allocation to sovereign debt obligations (10.1%) and structured notes (4.8%) . The average duration of the emerging market currency and debt portfolio was approximately 4.4 months, as of September 30, with an average yield of 8.7% .2

At September 30, the Fund’s emerging market currency and debt holdings were highly diversified across 30 countries within Asia (26.5%), Latin America (22.0%), Africa (19.7%), Eastern Europe (16.0%), the Commonwealth of Independent States and Baltic countries (8.8%), and the Middle East (7.0%) .

Emerging Market Currency and Debt Market Review

In the third quarter of 2006, some of the themes affecting performance with emerging market currencies included U.S. growth and inflation data, the sustainability of China’s investment-led growth and its foreign exchange policy, global liquidity conditions, the direction of commodity price movements, and International Monetary Fund’s and the G7 countries’ views on global imbalances. Countries characterized by uncertain domestic policy or shaky macroeconomic fundamentals (such as large current account deficits) saw currencies become increasingly sensitive to global investor sentiment.

While emerging market central banks are in different stages of their monetary policy cycles, most are on hold or tightening (though exceptions do exist such as Brazil and Indonesia which are easing). The sustainability of each country’s balance of payments is an important indicator for future directional money market pressure and the potential for heightened volatility. The investment team is closely monitoring the effect that changes in foreign-investor risk appetite may have on specific local markets, and seeking to adjust exposure in the Fund’s emerging markets currency and debt portfolio accordingly. The reliance of a country on foreign portfolio capital inflows is an important factor. Large current account deficits can often create vulnerabilities for the local currency, with some countries particularly dependent on whimsical foreign financing sources, as opposed to more stable foreign direct investment or overseas worker remittance inflows.

What Helped and Hurt LGI

Money market returns (in U.S. dollar terms) were positive across all emerging market regions, except for Africa, during the third quarter of 2006. The third quarter’s top performing local markets were those most negatively impacted during the second quarter’s equity-driven capital outflow. Specifically, robust gains were reaped from recoveries in Turkey, the Philippines, and Colombian local markets, all of which suffered materially in the second quarter.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Asia remains the portfolio’s heaviest regional weighting. This exposure helped returns, with good country selection in top-performing India, Indonesia, and the Philippines, as relatively high local-market yields and equity market inflows supported appreciating currencies. Latin American exposure also helped returns with powerful rallies in Colombia, Brazil, and Mexico, all rebounding from oversold levels during the May/June market turbulence. Within Europe, positions in Romania and Poland added value, and the Slovak money market also did well. Commonwealth of Independent States/Baltic exposures were a positive contributor with the Ukraine and Russia returning the most, while the depreciation of Kazak’s tenge detracted modestly from returns. In the Middle East/Africa region, Turkey was the top performer, and Egyptian T-Bills posted a consistent quarterly return. Conversely, four African markets detracted from returns, mostly explained by the correlated decline of the Botswana pula with the South African rand, on its economic and policy linkages. The portfolio had no exposure to the rand until late in September, at which point it initiated a 1% position, after the rand’s precipitous fall since May. South Africa’s external deficit has likely peaked, and should improve going forward, on reduced cost of energy imports and slowing domestic demand. While volatility remains high, and money market sentiment uncertain, the rand’s current valuation is more compelling than it’s been at any time over the past few years.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Notes to Investment Overview:

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)
Average Annual Total Returns*
Periods Ended September 30, 2006
(unaudited)
	One	Since
	Year	Inception**

Market Price	17.66%	8.85%
Net Asset Value	17.03	14.57
MSCI World Index	14.18	13.10

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI World Index represents market value-weighted aver- age returns of selected securities listed on the stock exchanges of Europe, Australasia and Far East, New Zealand, Canada, and the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2006 (unaudited)
		Percentage of
Security	Value	Net Assets

Microsoft Corp.	$8,920,512	4.01%
Oracle Corp.	8,461,980	3.81
Bank of America Corp.	7,403,374	3.33
Diageo PLC Sponsored ADR	7,182,144	3.23
Exxon Mobil Corp.	7,052,210	3.17
JPMorgan Chase & Co.	6,992,156	3.15
HSBC Holdings PLC Sponsored ADR	6,983,739	3.14
Citigroup, Inc.	6,899,163	3.10
Johnson & Johnson	6,773,242	3.05
The Home Depot, Inc.	6,002,685	2.70

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
September 30, 2006 (unaudited)

Description	Shares		Value

Common Stocks—92.4%
Finland—1.7%
Nokia Oyj Sponsored ADR (c)		192,800	$3,796,232

France—2.9%
Societe Generale Sponsored ADR		72,000	2,292,480
Total SA Sponsored ADR (c)		64,000	4,220,160

Total France			6,512,640

Germany—2.0%
Siemens AG Sponsored ADR		50,600	4,407,260

Italy—2.0%
Eni SpA Sponsored ADR (c)		72,850	4,335,303

Japan—9.3%
Canon, Inc. Sponsored ADR		44,700	2,337,363
Hoya Corp. Sponsored ADR (d)		54,300	2,049,825
Mitsubishi UFJ Financial
Group, Inc. ADR (c)		323,100	4,138,911
Mitsui Sumitomo Insurance
Co., Ltd. ADR (d)		17,600	2,201,771
Nissan Motor Co., Ltd.
Sponsored ADR (d)		87,600	1,967,496
Nomura Holdings, Inc. ADR		332,600	5,847,108
Sumitomo Mitsui Financial
Group, Inc. ADR (d)		209,100	2,216,460

Total Japan			20,758,934

Netherlands—2.3%
Heineken NV ADR (d)		225,600	5,136,912

Sweden—1.0%
Telefonaktiebolaget LM Ericsson
Sponsored ADR		61,900	2,132,455

Switzerland—9.3%
Credit Suisse Group Sponsored
ADR		73,400	4,253,530
Nestle SA Sponsored ADR		57,400	5,002,984
Novartis AG ADR		39,600	2,314,224
Swiss Re Sponsored ADR		55,200	4,223,904
UBS AG		42,800	2,538,468
Zurich Financial Services AG ADR	.	92,500	2,257,000

Total Switzerland			20,590,110

United Kingdom—17.1%
Barclays PLC Sponsored ADR (c), (d)		67,800	$3,442,206
BP PLC Sponsored ADR		69,600	4,564,368
Cadbury Schweppes PLC
Sponsored ADR (c)		112,700	4,820,179
Diageo PLC Sponsored ADR		101,100	7,182,144
GlaxoSmithKline PLC ADR (c)		80,200	4,269,046
HSBC Holdings PLC Sponsored ADR (d)		76,300	6,983,739
Tesco PLC Sponsored ADR		119,000	2,400,670
Vodafone Group PLC Sponsored ADR		191,712	4,382,537

Total United Kingdom			38,044,889

United States—44.8%
Bank of America Corp. (c)		138,200	7,403,374
Chevron Corp.		73,400	4,760,724
Cisco Systems, Inc. (a)		220,400	5,069,200
Citigroup, Inc. (c)		138,900	6,899,163
ConocoPhillips		32,900	1,958,537
Dell, Inc. (a)		92,900	2,121,836
Exxon Mobil Corp. (c)		105,100	7,052,210
First Data Corp. (c)		84,300	3,540,600
General Electric Co.		116,300	4,105,390
Honeywell International, Inc.		55,000	2,249,500
International Business Machines Corp.		53,100	4,351,014
Johnson & Johnson (c)		104,300	6,773,242
JPMorgan Chase & Co. (c)		148,896	6,992,156
Mellon Financial Corp.		60,400	2,361,640
Microsoft Corp. (c)		326,400	8,920,512
Oracle Corp. (a), (c)		477,000	8,461,980
Pfizer, Inc.		103,500	2,935,260
The Coca-Cola Co. (c)		74,200	3,315,256
The Home Depot, Inc.		165,500	6,002,685
United Technologies Corp.		68,900	4,364,815

Total United States			99,639,094

Total Common Stocks
(Identified cost $175,796,818)			205,353,829

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2006 (unaudited)

	Principal
	Amount
Description	(000) (e)	Value

Foreign Government
Obligations—4.4%
Egypt—3.6%
Egypt Treasury Bills:
0.00%, 10/17/06	6,800	$1,179,505
0.00%, 11/07/06	2,725	470,219
0.00%, 01/02/07	7,500	1,276,633
0.00%, 01/16/07	3,875	657,365
0.00%, 01/30/07	7,400	1,250,921
0.00%, 02/27/07	11,700	1,964,497
0.00%, 03/13/07	3,950	661,005
0.00%, 03/20/07	3,250	542,953

Total Egypt		8,003,098

Mexico—0.3%
Mexico Government Bond,
9.00%, 12/20/12	6,050	571,790

Turkey—0.5%
Turkey Government Bond,
15.00%, 02/10/10	2,033	1,198,966

Total Foreign Government
Obligations
(Identified cost $9,899,563)		9,773,854

Structured Notes—2.2%
Brazil—1.3%
Citibank Brazil Inflation-Linked
Bond NTN-B:
9.55%, 05/18/09 (f)	927	943,211
9.55%, 08/17/10 (f)	1,029	1,013,583
9.10%, 05/18/15 (f)	989	936,845

Total Brazil		2,893,639

Colombia—0.2%
Citibank Colombia TES Linked Deposit,
9.61%, 04/26/12 (f)	397	$439,646

Costa Rica—0.7%
Citibank CRC Linked Deposit,
12.06%, 10/11/06 (f)	1,511	1,581,648

Total Structured Notes
(Identified cost $4,829,132)		4,914,933

Short-Term Investments—8.0%
Repurchase Agreement—0.6%
State Street Bank and Trust Co.,
4.50%, 10/02/06
(Dated 09/29/06, collateralized by
$1,010,000 United States Treasury
Bond, 7.125%, 02/15/23, with a
value of $1,276,508)
Proceeds of $1,251,469 (c)	$1,251	1,251,000

Description	Shares	Value

Collateral for Securities
on Loan—7.4%
State Street Navigator Securities
Lending Prime Portfolio,
5.28% (g), (h)	16,527,295	16,527,295

Total Short-Term Investments
(Identified cost $17,778,295)		17,778,295

Total Investments—107.0%
(Identified cost $208,303,808) (b)		$237,820,911
Liabilities in Excess of Cash
and Other Assets—(7.0)%		(15,544,272)

Net Assets—100.0%		$222,276,639

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2006 (unaudited)

Forward Currency Contracts open at September 30, 2006:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	10/27/06	1,981,070	$637,000	$636,052	$—	$948
ARS	11/06/06	5,836,931	1,881,000	1,871,861	—	9,139
ARS	11/13/06	1,917,300	616,000	614,404	—	1,596
BRL	10/06/06	1,704,484	764,000	784,136	20,136	—
BRL	12/20/06	1,672,163	645,000	758,258	113,258	—
BRL	12/28/06	6,908,000	2,823,626	3,129,679	306,053	—
BRL	01/31/07	1,874,000	773,421	843,665	70,244	—
BWP	10/11/06	3,821,000	651,870	594,773	—	57,097
BWP	11/06/06	4,582,208	749,000	710,112	—	38,888
BWP	11/20/06	3,795,483	605,000	586,982	—	18,018
BWP	12/21/06	2,080,969	332,000	320,386	—	11,614
BWP	02/22/07	2,826,000	445,060	431,417	—	13,643
BWP	03/21/07	3,044,586	478,000	463,132	—	14,868
CLP	10/13/06	326,884,800	604,000	608,143	4,143	—
CLP	10/16/06	264,913,550	493,000	492,837	—	163
COP	10/10/06	1,395,221,500	601,000	582,254	—	18,746
COP	10/10/06	919,525,550	383,000	383,737	737	—
COP	10/10/06	321,381,000	135,000	134,119	—	881
COP	10/23/06	360,262,500	150,000	150,187	187	—
COP	10/25/06	360,262,500	150,000	150,163	163	—
COP	10/26/06	2,026,843,250	823,000	844,751	21,751	—
COP	11/17/06	759,720,000	312,000	316,099	4,099	—
COP	11/17/06	708,235,800	291,000	294,678	3,678	—
COP	12/29/06	5,317,340,000	1,999,000	2,205,068	206,068	—
GHC	10/13/06	1,667,326,000	178,000	180,223	2,223	—
GHC	12/18/06	2,076,144,000	222,000	221,589	—	411
GHC	01/24/07	5,039,700,000	535,000	534,144	—	856
GHC	02/28/07	9,296,280,000	980,000	978,952	—	1,048
IDR	10/16/06	24,879,080,000	2,722,000	2,696,919	—	25,081
IDR	10/30/06	4,771,840,000	512,000	517,273	5,273	—
IDR	11/13/06	4,817,605,000	541,000	522,234	—	18,766
IDR	12/20/06	5,430,180,000	588,000	588,637	637	—
IDR	03/20/07	5,480,160,000	588,000	594,055	6,055	—
ILS	11/20/06	3,594,962	820,000	834,789	14,789	—
INR	10/05/06	88,092,900	1,890,000	1,917,803	27,803	—
INR	11/07/06	24,714,880	529,000	537,362	8,362	—
INR	11/17/06	18,388,470	393,000	399,680	6,680	—
INR	12/22/06	45,073,160	979,000	978,530	—	470
ISK	10/11/06	41,197,452	582,000	586,681	4,681	—
ISK	11/06/06	35,790,440	511,000	506,732	—	4,268
KRW	10/10/06	1,173,640,000	1,220,000	1,240,306	20,306	—
KRW	10/25/06	451,390,800	476,000	477,220	1,220	—
KRW	10/27/06	451,390,800	476,000	477,245	1,245	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2006 (unaudited)

Forward Currency Contracts open at September 30, 2006 (continued):
			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

KZT	11/15/06	35,893,000	$285,818	$282,626	$—	$3,192
KZT	12/15/06	35,366,800	297,500	278,601	—	18,899
KZT	09/08/07	68,641,200	552,000	540,271	—	11,729
MXN	11/16/06	4,670,058	430,000	423,570	—	6,430
MXN	11/24/06	11,942,705	1,053,000	1,082,725	29,725	—
MXN	01/08/07	5,795,933	519,000	524,104	5,104	—
MXN	03/30/07	6,290,201	557,000	566,058	9,058	—
MYR	10/10/06	2,403,306	657,000	651,964	—	5,036
MYR	10/12/06	3,226,311	891,000	875,309	—	15,691
MYR	10/16/06	2,713,580	740,000	736,343	—	3,657
MYR	10/18/06	2,713,358	740,000	736,352	—	3,648
MYR	11/10/06	1,911,360	543,000	519,281	—	23,719
MYR	11/13/06	2,908,000	790,432	790,166	—	266
NGN	10/05/06	148,162,900	1,135,000	1,153,622	18,622	—
NGN	01/10/07	128,760,000	990,005	989,706	—	299
PEN	11/15/06	1,737,470	538,500	535,125	—	3,375
PEN	02/15/07	1,738,547	538,500	535,517	—	2,983
PHP	11/13/06	56,437,200	1,098,000	1,121,460	23,460	—
PHP	12/18/06	33,201,950	655,000	658,645	3,645	—
PHP	01/31/07	132,810,580	2,557,000	2,630,222	73,222	—
PHP	06/26/07	81,843,980	1,502,000	1,610,827	108,827	—
PLN	10/16/06	3,033,055	991,000	967,852	—	23,148
PLN	10/17/06	8,637,650	2,761,000	2,756,382	—	4,618
PLN	11/20/06	5,363,871	1,723,000	1,713,712	—	9,288
RON	10/10/06	2,115,000	767,779	756,717	—	11,062
RON	10/23/06	770,000	280,010	275,192	—	4,818
RON	10/25/06	8,618,000	3,100,446	3,079,486	—	20,960
RON	10/31/06	2,968,000	1,074,389	1,060,023	—	14,366
RON	10/31/06	1,655,570	593,735	591,288	—	2,447
RON	11/14/06	1,845,000	664,841	658,269	—	6,572
RON	11/21/06	1,965,588	703,000	700,935	—	2,065
RUB	10/06/06	14,598,120	509,000	544,847	35,847	—
RUB	10/06/06	26,374,080	993,000	984,361	—	8,639
RUB	02/01/07	4,929,750	175,000	184,836	9,836	—
RUB	02/26/07	42,336,000	1,470,000	1,588,587	118,587	—
RUB	02/26/07	7,284,020	251,000	273,320	22,320	—
RUB	02/26/07	6,131,270	227,000	230,066	3,066	—
RUB	05/24/07	106,389,050	3,826,944	3,996,193	169,249	—
RUB	09/19/08	21,264,250	725,000	790,737	65,737	—
SGD	10/06/06	1,187,874	753,500	749,010	—	4,490
SGD	10/10/06	1,187,825	753,500	749,128	—	4,372
SGD	10/12/06	1,067,116	679,000	673,068	—	5,932
SGD	10/13/06	2,227,539	1,389,000	1,405,057	16,057	—
SGD	10/23/06	2,230,585	1,422,000	1,407,680	—	14,320
SGD	10/30/06	1,643,569	1,038,000	1,037,588	—	412

See Notes to Portfolio of Investments.

azard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2006 (unaudited)

Forward Currency Contracts open at September 30, 2006 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

SIT	10/18/06	206,775,360	$1,098,000	$1,094,166	$—	$3,834
SKK	10/25/06	24,330,560	828,500	825,065	—	3,435
SKK	11/27/06	24,324,760	828,500	825,328	—	3,172
THB	11/10/06	60,777,500	1,610,000	1,609,005	—	995
TRY	10/20/06	1,324,766	893,000	869,142	—	23,858
TRY	10/20/06	1,682,579	1,097,000	1,103,893	6,893	—
TRY	11/01/06	213,013	143,000	139,106	—	3,894
TRY	02/09/07	1,428,000	869,406	897,217	27,811	—
TRY	05/31/07	746,493	459,352	449,993	—	9,359
TRY	06/27/07	4,353,244	2,699,686	2,597,945	—	101,741
TZS	10/05/06	140,859,000	111,000	109,201	—	1,799
TZS	10/12/06	271,637,300	209,000	210,132	1,132	—
TZS	10/13/06	758,249,000	617,040	586,381	—	30,659
TZS	10/26/06	447,902,000	364,000	344,991	—	19,009
TZS	10/26/06	473,088,000	384,000	364,390	—	19,610
TZS	11/09/06	583,200,000	450,000	447,022	—	2,978
TZS	11/16/06	275,920,200	213,000	210,964	—	2,036
TZS	12/05/06	782,207,000	615,766	594,036	—	21,730
TZS	12/15/06	442,737,000	346,880	335,043	—	11,837
TZS	12/20/06	695,237,000	547,000	525,196	—	21,804
TZS	05/08/07	520,053,000	396,684	376,964	—	19,720
UAH	10/11/06	1,497,000	296,847	296,455	—	392
ZAR	10/23/06	7,708,676	1,047,303	990,424	—	56,879
ZMK	10/13/06	1,432,822,000	346,737	343,076	—	3,661

Total Forward Currency Purchase Contracts			$92,496,577	$93,259,230	$1,597,989	$835,336

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	12/28/06	1,643,477	$711,000	$744,579	$—	$33,579
COP	10/10/06	1,395,221,500	539,529	582,254	—	42,725
RUB	05/24/07	23,963,580	892,000	900,122	—	8,122
THB	11/10/06	60,777,500	1,598,567	1,609,005	—	10,438
TRY	02/09/07	1,428,000	994,637	897,217	97,420	—
TZS	05/08/07	520,053,000	392,197	376,964	15,233	—

Total Forward Currency Sale Contracts			$5,127,930	$5,110,141	112,653	94,864

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,710,642	$930,200

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2006 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost was $208,303,808, aggregate gross unrealized appreciation was $34,130,265, aggregate gross unrealized depreciation was $4,613,162 and the net unrealized appreciation was $29,517,103.

(c)	Segregated security for forward currency contracts.

(d)	Security or portion thereof is out on loan.

(e)	Principal amount denominated in respective country’s currency unless otherwise specified.

(f)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” Principal amount denominated in U.S. dollar. Interest rate shown reflects current yield as of September 30, 2006.

(g)	Rate shown reflects 7 day yield as of September 30, 2006.

(h)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional”
TES — Titulos de Tesoreria

Currency Abbreviations:
ARS	—	Argentine Peso	NGN	— Nigerian Naira
BRL	—	Brazilian Real	PEN	— Peruvian New Sol
BWP	—	Botswanian Pula	PHP	— Philippine Peso
CLP	—	Chilean Peso	PLN	— Polish Zloty
COP	—	Colombian Peso	RON	— Romanian Leu
CRC	—	Costa Rican Colon	RUB	— Russian Ruble
GHC	—	Ghanaian Cedi	SGD	— Singapore Dollar
IDR	—	Indonesian Rupiah	SIT	— Slovenian Tolar
ILS	—	Israeli Shekel	SKK	— Slovenska Koruna
INR	—	Indian Rupee	THB	— Thai Baht
ISK	—	Iceland Krona	TRY	— New Turkish Lira
KRW	—	South Korean Won	TZS	— Tanzanian Shilling
KZT	—	Kazakhstanian Tenge	UAH	— Ukranian Hryvnia
MXN	—	Mexican Peso	ZAR	— South African Rand
MYR	—	Malaysian Ringgit	ZMK	— Zambian Kwacha

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2006 (unaudited)

Portfolio holdings by industry (as percentage of net assets):
_____________________________________________________

Industry
Alcohol & Tobacco	5.5%
Automotive.	0.9
Banking	13.8
Commercial Services	1.6
Computer Software	7.8
Drugs	4.3
Energy Integrated	12.1
Financial Services	11.1
Food & Beverages	5.9
Insurance	3.9
Manufacturing	6.8
Medical Products	3.0
Retail	3.8
Semiconductors & Components	2.0
Technology.	2.0
Technology Hardware	5.9
Telecommunications	2.0

Subtotal.	92.4
Foreign Government Obligations	4.4
Structured Notes.	2.2
Repurchase Agreement.	0.6
Collateral for Securities on Loan.	7.4

Total Investments	107.0%

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2009
Independent Directors:
Leon Pollack (65)	Director	Director, Lazard Alternative Strategies Fund, LLC (“Lazard
Alternative”); Former Managing Director, Donaldson, Lufkin &
Jenrette.

Robert M. Solmson (58)	Director	Director, Lazard Alternative; Director, Colonial Williamsburg Co.;
Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former
Director, Independent Bank, Memphis.
Interested Director:
Charles Carroll (46)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager.
Class II — Directors with Term Expiring in 2007
Independent Directors:
Kenneth S. Davidson (61)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Director, Lazard Alternative; Trustee, The
Juilliard School; Chairman of the Board, Bridgehampton Chamber
Music Festival; Trustee, American Friends of the National
Gallery/London.

Lester Z. Lieberman (76)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director, Public
Health Research Institute; Trustee Emeritus, Clarkson University;
Council of Trustees, New Jersey Performing Arts Center.
Class III — Directors with Term Expiring in 2008
Independent Directors:
John J. Burke (78)	Director	Lawyer and Private Investor; Director, Lazard Alternative;
Director, Pacific Steel & Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of Montana Foundation.
Richard Reiss, Jr. (62)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
Lazard Alternative; Director, O’Charley’s, Inc., a restaurant chain.
Interested Director:
Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to
December 2002, Co-Chief Executive Officer North America of
Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive
Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy
Chairman of Wasserstein Perella Group.

(1)	Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”).

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (33)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager.
Stephen St. Clair (48)	Treasurer	Vice President of the Investment Manager.
Brian Kawakami (56)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006; Chief Compliance Officer at Aeltus
Investment Management, from 1993 to July 2002.
Brian D. Simon (44)	Assistant Secretary	Director of the Investment Manager; Vice President, Law &
Regulations at J. & W. Seligman & Co., from July 1999 to
October 2002.
David A. Kurzweil (32)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to
January 2003.
Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

(1)      Each officer also serves as an officer for each of the Lazard Funds.

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Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com